UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21479
Madison Harbor Balanced Strategies, Inc.
(Exact name of registrant as specified in charter)

375 Park Avenue
21st Floor
New York, NY 10152
(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.
Edward M. Casal, Chief Executive Officer
375 Park Avenue
21st Floor
New York, NY 10152
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-212-380-5500
Date of fiscal year end: March 31, 2011
Date of reporting period: March 31, 2011

Item 1. Reports to Shareholders.
The annual report to shareholders for the period ended March 31, 2011 is filed herewith.

Managed by
Item 1. Reports to Shareholders.
Madison Harbor Balanced Strategies, Inc.
Access to Private Real Estate Opportunities
Annual Report
March 31, 2011

Our Adviser’s Mission
Progressiveness
Being progressive is having a vision of the future, encouraging innovation and improvement, and championing continuous learning. It is about leading the industry by listening and responding to customers and keeping ahead of the competition.
Integrity
Integrity is behaving in a way consistent with professional and ethical standards. It is being open, honest and keeping commitments, taking personal responsibility for what we say and do. It is about earning trust and respect through honesty and fairness.
Performance
Performance-driven is having clear goals and achieving them by everyone working towards them in an efficient manner.
Teamwork
Teamwork is the lifeblood of Aviva. It means commitment to a common vision and objectives, depending on one another, pulling together and sharing knowledge and learning. It is creating a sense of community and belonging in how we operate as a business. It means taking pride in Aviva’s achievements.
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.
The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Table of Contents

Letter to Shareholders	1
Our View	4
Your Portfolio	21
Manager Highlights	25
Consolidated Financial Statements	27
Report of Independent Registered Public Accounting Firm	27
Consolidated Statement of Assets and Liabilities	28
Consolidated Schedule of Investments	29
Consolidated Statement of Operations	32
Consolidated Statement of Changes in Net Assets	33
Consolidated Statement of Cash Flows	34
Consolidated Financial Highlights	35
Notes to Consolidated Financial Statements	36
Primary Strategies Implemented by Underlying Funds	44
Private Equity Funds and the J-Curve	45
Management Team and Independent Directors	46

Letter to Shareholders
May 20, 2011
Dear Shareholders,
The US economy has continued to rebound, with GDP growth of 1.8% in Q1 2011, following Q4 2010 growth of 3.1%. This is the seventh consecutive positive quarter for GDP growth and despite the fallback from the prior quarter, forward-looking indicators suggest the near term outlook remains positive. For 2010 as a whole, the GDP was up 2.9%, and most forecasters are projecting 2011 growth to continue in that range. While the economy is in a generally improved position, looking forward we have a number of concerns. Firstly, the recovery has largely been driven by extraordinarily stimulative monetary and fiscal policies that are not sustainable. Secondly, the labor market remains extraordinarily weak. Thirdly, numerous risks and headwinds persist, including the housing and sovereign debt markets, and the growing levels of public indebtedness in the US. In the accompanying Our View section of this report we provide a detailed discussion regarding some of these risks — as well as on the opportunities we see in the current real estate market.
For the US real estate market, job growth will continue to be the key driver. While the unemployment rate reached a two year low of 8.8% in March, this was due in part to people leaving the workforce as the participation rate has continued to fall. Nevertheless, employment growth has now been positive for the past six months and nonfarm payroll employment increased by 216,000 jobs in March, but it will take continued employment growth at that pace to make up for the jobs lost in the recession. The scale of the job losses is illustrated by the projection of the Organisation for Economic Co-Operation and Development (OECD) that there will still be two million fewer people employed in the US at the end of 2012 versus the end of 2007.
The housing market also remains a concern as weak demand and heavy supply continue to depress prices. The S&P/Case Shiller 20-City home price index fell by 1.1% in February taking it to 3.3% lower than a year earlier, and just marginally above its April 2009 trough level. Further downside risks abound in the housing sector, with the delinquency rate still elevated and foreclosures mounting. Housing presents a significant risk to the economic outlook, through the effect of negative wealth creation on consumer sentiment and the impact on bank balance sheets.
On the other hand, the market for office space has begun to show tentative signs of recovery, and office employment in the 54 largest US cities grew marginally in 2010 after a drop of over 5% in 2009. The office vacancy rate fell marginally in Q4 2010, to a still high 18.6%, but net absorption was positive for the final three quarters in 2010. With these tentative signs of recovery, the decline in rental rates appears to be over, and with a lack of supply build-up prior to the downturn and continued low levels of development since then, the relative limit in the supply of property should be a positive factor if labor markets rebound and office demand picks up. 1
The manufacturing sector is more firmly in recovery mode after having suffered disproportionately in the downturn. Output has increased and employment has leveled out, and the sector is benefitting from strong global trade growth and a weaker dollar. However the vacancy rate for industrial properties remains high by

[1]	PPR, March 2011

historical standards, and while vacancies did decrease modestly over the course of 2010 with three quarters of positive net absorption, excess capacity has kept rental rates from rebounding.2
Multi-family has been the strongest performing real estate sector, with vacancy rates dropping by 80 basis points during 2010, to 7.6%, and the decline in core cities has been even more significant.3 Declining rates of home ownership, improving job prospects and growth in the age groups that are more typically renters should help bolster the apartment sector moving forward.
The real estate investment market also showed signs of recovery in 2010, and for Q4 the NCRIEF index recorded its best quarterly return since 2006, at +4.6%. Transaction prices showed significant recovery through 2010 and are now around 15% higher than where they bottomed out at the end of 2009. Core property has led the recovery, but it must be noted that on average prices remain in the order of 25-30% below peak levels. High quality office space and certain key cities, including San Francisco, New York and Washington DC, have continued to outperform. Cap rates (the ratio of a property’s sale price to its net income) improved in all sectors during 2010, and while this has reduced the favorable spread of property yields over fixed income yields, these spreads remain above historic norms. While the rise in value for prime assets has pushed their yields down to levels that may no longer be particularly attractive, significant value opportunities do exist for investors with a higher risk tolerance or a willingness to invest in more complicated situations.
Lending conditions continue to ease for real estate investors, but here again primarily for higher quality assets. Banks have continued to remain cautious as they seek to shrink their exposure to commercial real estate, and new debt for perceived higher risk assets, such as those held by many of our underlying funds, is more difficult to find. In addition, and as analyzed in the following Our View section, $1.4 trillion in commercial mortgage debt is maturing through 2014, with much of that debt sitting on bank balance sheets.4 With property valuations still down significantly in many cases, investors and lenders will be hard pressed to refinance these loans without contributing significant additional equity.
Our interpretation of the somewhat contradictory signals discussed above is that improvement in the real estate markets will continue to be selective, with continued strength in prime assets and the stronger urban markets, and more modest improvement, if any, in less favored regions, sectors and properties. Despite improving economic conditions, several years of further difficulties lie ahead for the broader US commercial real estate industry and we expect investors to maintain a cautious approach to the market.
The Fund
The Fund’s March 31, 2011, net asset value was $655.77 per share, which represents a total return decline of 2.06% for the quarter. The total returns as reported by our underlying funds for the quarter were +1.42%, but this increase was more than offset by a decrease in our internal valuations for the portfolio. This reduction in value was mainly due to the application of higher discount rates in our valuation model for certain funds to reflect their lower portfolio occupancy rates and thus, in our view, higher risk.
Over the past 12 months, the Fund’s total return was +3.40%, which compares to a +16.0% return for the NCREIF index, with the index benefitting from the run up in values for well leased, core assets, while the Fund’s portfolio is more diverse. The Fund’s annualized return since inception is -5.81%, as adjusted for the reinvestment of distributions. The Fund’s current multiple (current NAV plus distributions paid since inception, over the offering price) is 0.71x.

[2]	ibid

[3]	ibid

[4]	The Brighton Group

In the accompanying Your Portfolio section of this report we discuss the opportunities and challenges facing the underlying funds in the portfolio. Our underlying managers are focused on improving operating results by leasing vacant space and retaining tenants, and while they continue to report improvement in market conditions in most regions, this has yet to result in marked gains in occupancy or rental rates. Our managers have also continued to opportunistically sell stabilized properties, although proceeds from these sales have generally been retained by the underlying funds to pay down debt, support their remaining portfolios, or in certain cases, reinvested in or reserved for new assets.
As noted in previous reports, certain of the underlying funds are facing greater challenges than others, and in Your Portfolio we discuss the issues facing Barrow Street, Keystone, Legacy I, Legacy II, RREEF III, and Transwestern, including near-term debt maturities, potential recapitalization needs, working capital shortfalls, exposure to troubled asset classes and a concentration of projected distributions from a small number of core assets. We continue to monitor these investments carefully and remain in close dialogue with management regarding any changes in strategy.
Four of the funds (Five Arrows, Guardian, Harrison Street and Legg Mason) that are largely fully invested remain on track to perform relatively well, and while we remain disappointed with the Fund’s returns to date, we continue to believe that the portfolio’s diversification and defensive investment strategies have proved beneficial, and that performance should improve as job growth returns and the real estate market recovers.
At a meeting held earlier this month, the Fund’s Board of Directors determined that no tender offer would be made in 2011, as the Fund needs to maintain liquidity to meet the remaining capital commitments to our underlying funds. The timing of future distributions and possible tender offers will be a function of when our underlying funds begin to liquidate their investments and return cash to the Fund. For all of our funds this process has been delayed by the effects of the global financial crisis which led to slower deployment of capital and extended investment programs and property holding periods, all of which have delayed realizations and distributions of cash back to the Fund.
Outlook
While the US economy has continued to expand following the severe recession, we continue to believe that any broad improvement in US commercial real estate values will be dependent on growth in employment, and despite the recent strength in prime assets, the real estate market can be expected to remain a lagging indicator. Accordingly, we do not expect a broad-based recovery in real estate in 2011. However, with our underlying funds focused on stabilizing their portfolios and continuing to make progress in addressing maturing debt, we believe that the Fund should be well positioned to benefit from a recovery in real estate values. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.
Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	Executive Vice President
Chief Executive Officer

Our View
May 2011
Oh what a relief it is...
News from economic and real estate corners in the first half of 2011 seems to be quite an improvement over the past three years. So much so that there is talk of “bubbles” in pricing for fully leased real estate assets – how can this be? Further, job formation seems relatively strong within the real estate industry, for the first time since 2007, as capital has begun to return to real estate and accordingly managers have begun to hunt for acquisitions. Certainly, the mood within the real estate industry has improved dramatically.
Parallel Universes
What is unusual is that improvements have not been widespread but rather strong in a very narrow sense, and many areas have been left behind – at least for the moment. The following table just skims the surface on this dichotomy.

In Vogue	Out of Vogue
Fully leased assets	Leasing risk
Gateway cities	Secondary cities
China, Australia	Smaller Asian Tiger countries
Brazil	Smaller Latin American countries
London, Paris	Central and Eastern Europe
Low leverage	High leverage
“Core” strategies	“Opportunistic” strategies
Think twice
Clearly, the herd is currently moving strongly in one direction. While we admit surprise at the strength of the recovery in properties with low operational risk, we note that this is partially fueled by a “carry trade” of sorts in that monetary policy worldwide remains massively accommodative. And while it’s generally good that capital starvation to the industry in general is no longer a risk, you have to ask yourself how often has following the herd has been a successful investment strategy?
In the following pages we outline our thoughts regarding economic and real estate factors influencing our investment decisions. We begin by highlighting much of the good news, and follow by highlighting the uncertainties.
Cross currents
There is now clear evidence that the worst of the Global Financial Crisis is over and a global recovery has been gathering pace. GDP gains are evident in virtually all major world markets. By March, global trade was surpassing pre-crisis levels and unemployment is declining in many countries. Inflation is becoming an increasing concern in many regions, particularly in the emerging markets. Despite the horrific natural disaster and nuclear events in Japan and uprisings in the Middle East, the world economy, including the US and Western Europe, seems to be bouncing off the bottom.
Real estate markets have been showing signs of life, although not uniformly. Emerging markets have been strong, in some cases potentially overheating from a value standpoint. Even in the US and UK, real estate prices for top-quality 24-hour city properties (notably New York, Washington DC, and London) spiked upward – albeit from very low valuation levels. Of the world financial centers, only Tokyo, as a result of the recent natural disaster events in the region, failed to show considerable valuation recovery.
So it is fair to ask whether the strategy of the Fund remains attractive. In our view, it does. Fundamentally, we believe that the opportunity to acquire interests in high-quality real estate from entities in need of liquidity, by implementing secondary transactions or through recapitalizations has a far superior risk / return profile to most other opportunities in the real estate market today. Figure 1, depicts our view of current market risk and of the potential reward for a variety of real estate investment strategies.
Figure 1
Risk / Reward In March 2011
We believe our conclusion is supported by the following factors:
1. An attractive real estate valuation entry point
In general, property values remain depressed relative to historic norms and in many cases to replacement cost, so if risk-mitigated investment opportunities can be found, long-term results should be strong. As shown below, commercial real estate prices, as measured by the Moody’s/REAL All Property Type Aggregate Index have declined by 30.7% from two years ago and have fallen 42.1% from the October 2007 peak.1 For investors who purchased properties with leverage, equity values have been decimated. Figure 2 below shows the trend line since 2001 for the US – values are roughly where they were in 2004. Figure 2a shows a similar trend for UK real estate.

[1]	Calculated Risk Blog

Figure 2
Source: Real Capital Analytics
Figure 2a
Source: IPD
Another way to look at real estate activity is to compare aggregate investment in relation to GDP. This is depicted in Figure 3 on the following page, which shows US data related to investment in offices, retail malls and lodging as a percent of GDP. Office investment as a percent of GDP peaked at 0.46% in Q1 2008 and has declined sharply to a new low (since 1959). Investment in multi-merchandise shopping structures (malls) peaked in 2007 and has fallen by two-thirds and is also at a series low (as a percent of GDP). The activity bubble in lodging investment was particularly stunning. Lodging investment peaked at 0.32% of GDP in Q2 2008 and has since fallen by over 70%.
We note that investment for all three categories typically falls for a year or two after the end of a recession, and then usually recovers very slowly (flat as a percent of GDP for two or three years). We expect that there will not be a recovery in these categories until the vacancy rates fall significantly.

Figure 3
Source: Calculated Risk Blog, April 2011
2. A global real estate mortgage overhang
While property valuations have declined precipitously, outstanding mortgage debt balances remain largely unchanged, outstanding and approaching maturity. Debt placed on commercial property during the peak years was already at historically high loan-to-value (LTV) levels. With valuation declines, the resulting LTV ratios are extremely high and must be reduced to rebalance capital structures. In some cases, where there is no equity value remaining in the properties, debt must be written down; in other cases new capital must be injected into the ownership structures. This phenomenon exists in all the major developed markets including the US, UK, Western Europe and Japan.

Figure 4
Source: Foresight Analytics, 3Q 2010
In the US, $1.4 trillion in maturities is coming due through 2014 — including $707.4 billion in the 2011-2012 time periods (see Figure 4 on preceding page). Moreover, with valuations down significantly and stricter lending standards in place, equity shortfalls are magnified. Given the short-term nature of bank debt (3-5 years), the bulk of maturities in 2011-2014 will affect banks. CMBS debt maturities will peak in 2014-2017.3
The stress at the property level shows up in banking statistics. As of year-end 2010, the average loan in foreclosure had been delinquent a record 507 days. This is up from 406 days at year-end 2009. And while mortgage delinquencies dropped nearly 18% in 2010, foreclosure inventories were up almost 10%, and are now at nearly 8x historical averages. “First-time” foreclosures are on the decline, but over 30% of new foreclosures have been in foreclosure before. Figure 5 depicts Total Delinquent and Foreclosure Rates by month since 2001.
Figure 5
Source: Calculated Risk Blog, December 2010

[3]	The Brighton Group

Close inspection of the graph shows something interesting, foreclosures are finally increasing and delinquencies are declining, and those loans that are non-current are flat. Up to recently, the US financial industry has largely been pretending that there is no Japanese-style loan problem, much like the Japanese did at the beginning of their financial collapse 20 years ago. We believe the pressure is growing for write-downs. If you look at Japan, eventually write-downs did occur, five years after the crisis. When this happens, the gates are opened to rebalance the capital structure of the real estate industry.
We believe that over $500 billion is a reasonable, if rough, estimate of the gap equity capital required to rebalance debt outstanding in the US market to current lending standards. This is an extremely large opportunity that is playing out month-by-month as lenders and operators come to terms with reality. Investors who can seize this opportunity by providing needed liquidity should achieve attractive risk-adjusted investment returns. A simple way to estimate the capital required for deleveraging or write-offs, in the US alone, is as follows:

Calculation of capital injection required to rebalance US commercial real estate
		Value (trillions)	Formula
A	2011 — 2014 commercial mortgage maturities	$1.40
B	Original gross property values assuming original LTV of 75%	1.87	A / .75
C	Market value decline, 30%	0.56	B * .30
D	New gross property value	1.31	B - C
E	New first mortgage debt capacity at 65% LTV	0.85	D * .65
F	Required deleveraging capital or loan write-offs	0.55	A - E
In Europe the case is similar, as shown in Figure 6, with significant mortgage debt coming due in the next three years, and Japan faces a similar challenge as well.

Figure 6
Source: CB Richard Ellis, De Montfort University
3. Public companies pose a competitive threat
Adding to the problems many owners are already facing, competitive pressure to fund tenant improvements and capital expenditures to maintain tenancy sets in. Within the real estate market, the listed Real Estate Property Trusts are generally well-capitalized, and prepared to lure top-quality tenants with aggressive tenant concession packages. If private real estate investors are not sufficiently well capitalized, they will suffer from severe tenant attrition and the potential to lose whatever equity value remains in their investment. The rational choice between the potential for total loss, due to tenant attrition, as opposed to a partial recovery through recapitalization, is attractive once understood.
In the US, the listed REIT market has largely recapitalized, and is cannibalizing tenants from the less well-capitalized private owners – private equity needs to recapitalize to fund tenant improvements and capital expenditures, or risk losing tenants and property value. Figure 7 shows capital raised by US Listed Real Estate Investment Trusts from 2003 to 1Q 2011.

Figure 7
Source: NAREIT
While the European and Asian markets do not have the same level of competition from the listed markets, the need to maintain property up to quality standards is as high.
4. Traditional real estate private equity players are capital constrained
The most aggressive private real estate investors of the 2003 — 2008 time period remain on the sidelines as distributions from both operations and property sales have been anemic — they have little capital to help themselves. And while there are a number of new entrants seeking to take advantage of recapitalization opportunities, all are seeking high returns, resulting in a level competitive playing field.
The chart on the following page, Figure 8, shows the amount of capital raised by private equity real estate funds over the past three years. You will note how little has been raised since the 2007 peak. In our view this reflects the fact that the most aggressive players have little capability to invest at this time. In addition, many of the institutions that do have capital to invest have reduced their risk tolerance level significantly and are opting to invest in stable income-producing real estate as opposed to complex recapitalizations.

Figure 8

Private Equity Real EstateFund Raising
	# Funds	Capital ($ bn)	Avg Size ($ bn)
2008Q1	54	33.5	0.620
2008Q2	74	42.7	0.577
2008Q3	70	42.5	0.607
2008Q4	62	20.5	0.331
2009Q1	35	15.3	0.437
2009Q2	32	14.5	0.453
2009Q3	30	9.9	0.330
2009Q4	46	11.8	0.257
2010Q1	22	16.6	0.755
2010Q2	23	7.6	0.330
2010Q3	26	10.3	0.396
2010Q4	19	3.6	0.189

2008 Total	260	139.2	0.535
2009 Total	143	51.5	0.360
2010 Total	90	38.1	0.423
Source: Preqin, Real Estate Spotlight, February 2011
5. The end of “extend and pretend”
In our view, the period of “extend and pretend” is coming to an end as a result of the confluence of two forces. Just in time, banks, which hold the vast majority of real estate debt outstanding, have built up enough equity capital to take necessary write-offs on commercial real estate loans, at the very moment that short-term interest rates are about to rise due to the end of monetary stimulus. This is going to cause a number of loans to become non-performing as the base index rates ratchet up.
Thanks to accommodative monetary policy in virtually every developed world market, banks have utilized large lending spreads in order to build up equity, which will allow them to begin crystallizing loan losses this year. In the developed markets, many owners have been able to delay financial restructuring or foreclosure because debt service payments indexed off of extremely low short-term rates allowed them to keep payments current. Figure 9 shows just how accommodative these rates have been in the US.
Figure 9
Source: Board of Governors of the Federal Reserve System

Europe has already begun to raise interest rates as inflation is becoming a threat. If this trend continues, and potentially spreads to the UK or the US, the number of opportunities coming to market will grow dramatically. As noted below, however, our economic view is very cautious and we would be surprised to see any increases in interest rates, particularly in the US, prior to mid-2012. The following graph, Figure 10, shows the implied forward interest rates as of May 17, 2011, for 3 Month LIBOR (London Interbank Offered Rate), an often-used benchmark for setting commercial mortgage interest rates.
Figure 10
Source: Bloomberg
Investment Underwriting Must be Cautious
We are of the view that the economic recovery in the developed markets of the world will remain very weak by historic standards, an important factor when considering the drivers to real estate fundamentals. The developed world is still recovering from a severe balance sheet crisis rather than a typical recession, which will result in a sub-par, U-shaped recovery rather than a V-shaped one. Accordingly, our valuation models tend to result in lower pricing than those of many operators or sellers. Fortunately, the Fund’s investment strategy allows us to structure investments where we obtain downside protection in exchange for giving up a bit of the speculative upside to those that have a more optimistic view. We think this is worth the trade.
There are specific areas of caution to highlight: (1) we are still digging out of a major financial collapse, (2) weakness in residential housing values will constrain consumer recovery, and (3) public sector austerity will drive further consumer deleveraging.
1. Digging out of a major financial collapse
Historically, the recovery process from a severe financial crisis has been very protracted. The impact on housing and employment in particular tends to be quite long-lived. According to Carolyn Reinhart and Ken Rogoff4, a severe financial crisis — and the recession that follows — is always preceded by a boom phase during which there is a huge build up of debt. This was certainly the case in the first decade of this century. We are still squarely in the painful and slow process of deleveraging from that debt. As a result, the financial industry is still mired in a huge stock of non-performing loans that haven’t been written down, and households are mired with debt from the real estate boom.

[4]	This Time is Different, Rienhart and Rogoff

Historically, what typically transpires after severe financial crises is a period in which there is growth, but not up to the levels of the decade before the crisis. Median growth is approximately 1% lower. Unemployment remains higher, and companies and the government are still paying down debt for about seven years on average. We are not past the three-year mark and governments have taken a variety of steps toward austerity, with the US a notable laggard. Sooner or later the US may adopt fiscal austerity measures and shift toward heavy-handed regulation. Meanwhile, corporate balance sheets are strong, but in our view, the reduction in taxes and transfer payments have slowed consumer deleveraging in 2010. With all levels of government internationally now moving to a greater fiscal constraint, further growth in consumer spending is likely to be restrained.
Despite the positive strides the economy is making, unemployment remains at a historically high level. Most recently, US unemployment stood at 8.9% in February, 2011. Figure 11 shows that the unemployment rate has in the past spiked for two to three years during recessionary periods, slowly winding down thereafter.5 By this gauge, labor will likely take at least a year or two to absorb the jobs lost as a result of the recession.
Figure 11
Source: US Bureau of Labor Statistics & The National Bureau of Economic
Supporting this view, albeit with greater caution, is graph Figure 12 on the following page, which documents the number of months elapsed to recover job losses in post World War II recessions.
The unemployment rate typically increases by roughly seven percentage points during a severe financial crisis. At the worst moment in the US, it reached approximately 10%, or approximately six percentage points of increase. History in the advanced economies is that unemployment in the decade following a crisis is still about five percentage points higher than pre-crisis levels. It’s not that you don’t get improvements, but you don’t see these very clear V-shaped recovery patterns that people expect to see. Right now, while non-financial firms are well capitalized, they are hiring more slowly because they see weakness in the consumer sector.
While the economy will continue to show signs of improvement, the recovery in real estate will not be robust as the labor market primarily drives demand for commercial real estate.

[5]	The Brighton Group

Figure 12
Source: Calculated Risk Blog
2. Weakness in US housing will hamper consumer recovery
The US housing sector is once again in decline and will act as a headwind against consumer-led growth. The housing price and consumption declines (and partial recovery) to date could have been worse, except for the fact that the deleveraging of the household sector has been slowed down by re-leveraging of the public sector. Consumption, despite mediocre labor income growth, has been supported by lower taxes and higher transfer payments, effectively borrowing growth from future years. This will not continue indefinitely and soon the consumer will resume financial deleveraging.
In the US nationwide house prices are still approximately 10% too high relative to incomes, see Figure 13 below. Further, the considerable inventory overhang could result in prices declining well past where they should be from an income standpoint. Declines in housing and high unemployment implies that losses that banks and financial institutions will incur on their real estate assets will be higher than currently priced by the markets.
Figure 13
Source: Calculated Risk Blog

According to Carolyn Reinhart, between 2001 and 2006 housing prices rose by more than they had in the preceding 130 years. Now households are stretched by their mortgages that were sized against these inflated asset values. As American homeowners’ share of equity in real estate fell to 38.5% in 2010 from 59.7% in 20056, worries about retirement funding have the American homeowner (particularly the Baby Boomers) continuing to focus on deleveraging their lives and saving more. This won’t get better soon. According to Reinhart, median housing prices in the decade after severe crises are typically still about 15% lower than they were before the crash.
All of this excess in terms of valuations and debt financing has resulted in massive foreclosures by banks. These homes, now considered “Real Estate Owned” (“REO”) aggregate to an industry-wide inventory that remains at historically high levels, as depicted in Figure 14. Eventually, this inventory has to be sold into the marketplace — while this is taking place, in our estimation during the 2011 — 2012 time period, negative valuation pressure will remain very strong.
Figure 14
Source: Calculated Risk Finance & Economics
This weakness in housing could be made worse by inflation pressures emanating from Asia and volatility in the Middle East. Persistent growth in Asia will continue to pressure food and metals commodity prices worldwide. Volatility in the Middle East has the potential to hugely impact oil prices (and by extension inflation and global growth), thereby reducing real disposable income.
With unemployment high, pressure on housing valuations and the imminent threat of inflation, it is no wonder that consumers are concerned about the future and have increased their rate of savings. This is evident in Figure 15 which depicts the savings rate which is now hovering around 6% of disposable income, a significant increase from the recent past — and yet a reduced level relative to longer-term history.

[6]	The Wall Street Journal, March 15, 2011, Vital Signs

Figure 15
Source: Calculated Risk Blog
3. Weakness in the public sector(s)
For the past two years sovereign risks have been a focus of our interest and analyses. While Iceland, Greece, Ireland and Portugal have had notable sovereign debt issues, it’s the “big dogs” of the US, Japan, the UK, and Spain that have direct practical implications to our current and future real estate investment portfolios.
This is not to diminish the potential impact of a hard-landing default (as opposed to a “soft-landing” default) of the sovereign debt of one of the more peripheral European countries that could disrupt capital markets worldwide, as well as real financial and estate markets in northern Europe. European banks, still overleveraged and under-provisioned for losses from the 2008-2009 credit crisis, have massive exposure to both Current Account Deficit economies which are facing deflationary spirals and to CAD sovereign debt, which was considered “risk free” under EU regulations.

Figure 16
Debt to GDP — Select European Countries
Source: International Monetary Fund
The euro as a single currency is largely a political project, which sought to get away from centuries of conflict within the region. Nevertheless, there is clearly an inherent inconsistency between having a common currency with full authority for monetary policy but without coordinated fiscal policy. While mechanisms are in place to keep member nations from deviating with regards to interest rates, debt, deficits and inflation, these have largely been sidestepped, even by the large and powerful nations. However, a new debate is taking place: what mechanism should European Union members implement, and should penalties be harsher for non-compliance. Or should the region consider issuance of Pan Eurozone bonds backed by the stronger countries?
There isn’t much persuasive evidence that you can simply grow your way out of this level of debt. The usual way to deal with it is a combination of fiscal austerity, debt restructuring, or a financial repression, which will clamp down and regulate the financial system so that interest rates remain low.
Figure 17
CDS Spreads relative to German rates for
Spain, Ireland, Greece and Portugal since January 2008
Source: Bloomberg

Spain remains the big question mark, with uncertainty as to whether it will require a bail out, and if it does, the German and Nordic banks will be affected. Because Spain is not a strong exporter it is not benefitting from a weak Euro or strong Asian demand. Further, the business and financial sectors are very weak financially. A strong government austerity plan is necessary, but what is planned may fall short of what is needed.
It is difficult to imagine an outcome in Europe that doesn’t involve restructuring of public and private debts, and restructuring is partial default. Ireland’s gross public and private debt is ten times GDP. Greece has implemented significant austerity measures but austerity measures don’t yield immediate results — and things often get worse before they get better. The debate will play itself in the near term with time pressure exerted by the need to resolve the situation before Spain, Europe’s fifth-largest economy, becomes an issue.
Sooner or later the US has to get its fiscal house in order — potentially affecting all manner of global support for international and domestic programs. In 2011 the deficit may be close to $1.5 trillion. 2012 is an election year when structural fiscal adjustment is unlikely to occur, and whoever is president in 2013 will inherit a budget decided in 2012. So 2014 is the first year that the fiscal deficit can be addressed — presuming that the bond markets stay sanguine until then. A bond market revolt is something very difficult to predict, but potentially devastating if Treasury rates rise markedly.
Figure 18
Source: usgovernmentspending.com
Equally troubling, if action can be taken to prevent bond markets weakening the US, this necessarily means public sector deleveraging is in the works, which will act as a drag on GDP. In a way the developed world economies are in a “damned if you do — damned if you don’t” scenario where either you reduce economic growth or potentially suffer an economic collapse. The repercussions of severe austerity budget are already becoming clear in the UK where retail sales in the UK plunged 3.5% in March, the sharpest monthly downturn in Britain in 15 years.7

[7]	New York Times, April 15, 2011, British Path: Rocky Result

Municipal bond defaults (more likely at the city/county level than the state) would put upward pressure on interest rates. Further, government cutbacks will reduce disposable incomes and lower consumer confidence.
A few thoughts about Japan
When we launched the fund, we anticipated that there would be an opportunity to recapitalize real estate entities in the Tokyo market. After all, it is a huge market where we have past experience, with a substantial overhang of commercial real estate debt. However, the triple crisis of earthquake, tsunami and nuclear accident that occurred in March 2011 has us taking a step back for the moment. While the human toll of the crisis is horrific, the long-term economic toll may not be particularly negative as far as the earthquake/tsunami is concerned, but a nuclear catastrophe would have long-term negative effects, and the probability thereof as of this writing are not clear.

Your Portfolio*
Through March 31, 2011, our underlying funds have drawn 88% of the Fund’s capital commitments, up 3% for the quarter. The Fund’s liquid capital remains invested primarily in short-term government-sponsored mortgage-backed securities with the goal of capital preservation and moderate income production.
Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q4 2010 financial statements, which do not account for any Q1 2011 changes in value. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair market value. Through December 31, 2010, our cumulative $2.8 million downward adjustment to the net asset values reported by the underlying managers generally reflected our view that stress on market fundamentals, due mainly to the weak economy, had eroded asset values beyond the levels recorded by our managers. This quarter our downward adjustment was increased to $3.5 million, due in part to certain funds having opportunistically sold better quality assets which left them with higher risk portfolios.
Consistent with the challenges facing the commercial real estate market as a whole, refinancing risk remains the key risk to the portfolio as funds with significant near term debt maturities continue to struggle to roll over existing loans or obtain new financing. Following a period of declining values, banks and other lenders typically require maturing loans to be paid down to the point where the collateral property’s refinanced loan-to-value ratio reaches a rate acceptable to the debt capital markets. For property owners with limited liquidity, an inability to refinance their debt can lead to foreclosure. In our portfolio, certain funds have allowed lenders to take back assets where the value of those properties was less than the balance owed and no agreement could be reached on a restructuring or extension of the debt. For funds whose properties are cross-collateralized or whose debt is guaranteed at the fund level, maturing debt may lead to recapitalization needs, which could have dilutive effects on the Fund should it be unable to offer its pro rata share of any recapitalization.
Tenant retention and lease-up are also a primary focus for most of our managers, with access to capital for leasing costs a key requirement. With job formation still weak, demand for commercial real estate space remains soft in most markets, resulting in heightened competition to retain existing tenants and attract new ones. These conditions present an opportunity for corporate tenants to move to better located and higher quality space, which increases the challenges facing lesser buildings.
We are pleased that managers across the portfolio are seeking opportunities to sell stabilized assets to take advantage of investor demand for high quality, well-leased properties. Proceeds from these sales to date have generally been retained by the funds to address maturing debt and cover the costs of leasing vacant space in their portfolios, although Exeter and Thor, which are still in their investment periods, have used or retained some of their disposition proceeds for new investments.
Certain underlying funds’ ongoing exposure to troubled property sectors, including land, for-sale housing and hotels, also remains an issue, and several underlying funds face concentration risk as the bulk of projected distributions are highly concentrated in a few relatively large assets. We also continue to monitor the risk of personnel flight from our underlying managers as organizational underperformance may lead to the departure of key personnel, especially as the employment market recovers.

*	All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and manager best estimates.

While progress has been made by several of the funds below that we view as being at greater risk, we continue to closely monitor the following six funds, which collectively represent $14.7 million, or 35%, of the Fund’s total commitments:
•	Barrow Street: The manager has written down all but two of the fund’s investments to below cost, due largely to exposure to a variety of troubled sectors including development, land, for-sale housing and hotels. The fund’s remaining portfolio consists of 11 assets, including six core investments that together comprise 87% of the market value of the portfolio, with the top two at 52% of the portfolio. These six projects include exposure to land, for-sale housing and office redevelopment, and three of these assets are projected to barely return invested capital, resulting in significant distribution concentration risk in the remaining three investments.

•	Keystone: This fund continues to work on addressing its heavy debt-load and substantial near-term debt maturities, and on generating working capital. The manager has written off one two-building asset and is marketing several others for sale to raise cash for its capital needs.

•	Legacy I: This fund is underperforming on an operating basis, with portfolio occupancy at 72% at year-end, and the manager also continues to deal with maturing debt as 71% of its debt was scheduled to mature in 2011. The manager has made progress in obtaining extensions and marketing assets for sale, and 2012 and 2013 maturities will be more manageable at 13% of debt per year, although any loans extended in 2011 will likely come due over 2012-2013 as well.

•	Legacy II: The fund has violated loan-to-value covenants on its unsecured credit facility and has been operating under a series of forbearance agreements. The manager remains in active negotiations to restructure the facility and has requested and received shareholder approval for a Chapter 11 filing should it be unable to reach agreement on a restructuring of its credit facility. The manager is also considering a fund-level recapitalization which would dilute our interest in the fund. Similar to Legacy I, the fund is also underperforming operationally, with portfolio occupancy at 78%.

•	RREEF: This fund was successful in restructuring its debt in early 2010 and did so without diluting existing investors. It has also completed a number of asset sales to strengthen its balance sheet, however the fund continues to face considerable challenges, with two large scale development projects, a high loan-to-value ratio and an occupancy rate of 78% for its stabilized assets.

•	Transwestern: The fund was successful in selling a key asset in 2010 and paying down its fund-level debt, but also has significant concentration risk, with two of its four remaining investments representing 80% of projected remaining cash flow. With few assets remaining, this fund will significantly underperform.
On a sector basis, the Fund’s exposure to the more troubled asset classes remains relatively low, with land at 1%, for-sale residential at 1%, retail at 3% and hotels at 2%, based on inception to date gross asset exposure.
While a number of the underlying funds, primarily those mentioned above, have struggled to overcome the effects of the global financial crisis, there are a few funds that have continued to perform well and others that have ably navigated the difficult environment. Guardian, with its Washington, DC office exposure, and Harrison Street, with its niche asset focus, are both projected to perform relatively well under the circumstances. Five Arrows also remains on track, with just one of its six remaining investments operating below plan as the fund’s subordinated investments in the capital stack together with its focus on corporate governance have helped to protect its portfolio. Legg Mason’s mezzanine debt portfolio also continues to perform, and while it faces ongoing risk, the manager’s stable financing platform has allowed it to avoid refinance pressures. Parmenter has proactively extended the debt maturities on the buildings in its portfolio to provide more time for the manager to improve occupancy rates and increase NOI. We also expect that Urban American’s relatively low risk work-force housing strategy will provide solid returns over time and note that it has benefitted from cautious deployment of its capital after its Q1 2007 launch.
We remain comfortable with the structure of the portfolio due to its diversification (both targeted and achieved), and are actively monitoring the ongoing health of the real estate markets in which we have invested in light of the still weak economy. The following charts detail the portfolio diversification targeted when the Fund’s portfolio was being constructed:

Targeted Asset Diversification	Targeted Geographic Diversification

The following charts illustrate the diversification actually achieved as a percentage of gross investments on a cost basis, based on the most recent available data:

Actual Asset Diversification	Actual Geographic Diversification

During Q1 2011, 3% of the Fund’s capital commitments were drawn down, primarily by Urban American and Exeter, with smaller draws by Parmenter and Legg Mason. The commitments to Urban American and Legg Mason are now fully called, bringing the number of fully invested funds to eight, leaving six to go. Based on our conversations with managers, we expect that virtually all of the $5.1 million in remaining commitments will eventually be called. Thor, with $3.1 million on undrawn capital, has the largest remaining amount, approximately 40% of which is likely to be used to pay down that fund’s subscription line financing facility that matures in August of this year. Exeter, with $0.8 million in undrawn capital was the one other fund with significant dry powder, and it called over half of that amount down early in Q2. The remaining four funds, Barrow, Harrison, Parmenter and Guardian, have a combined total of $1.2 million in undrawn capital between them, and with the investment period now closed for each, any future capital calls can only be used to support the existing investments and pay fund level costs.
The Fund, with its exposure to refinancing risk, liquidity issues and troubled property sectors, has not been immune to the challenges facing the market and the broader economy. However, we continue to believe that the portfolio’s diversification as well as its defensive strategic composition will prove beneficial.

Manager Highlights
We have committed to invest in fourteen Underlying Funds with leading investment managers.

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Barrow Street Real Estate Investment Fund III — Focuses on middle-market ($5 to $25 million of equity or mezzanine debt) opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential development opportunities; redevelopment and distressed investments; cyclical repositioning and leasing of existing commercial properties.	$372	o	•	•	o

Exeter Industrial Value Fund — A value-add fund focusing on industrial and flex properties in the Eastern U.S. The fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the Northeast I-81 corridor over the congested I-95 corridor; affordable Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the growing eastern port markets (Charleston, Norfolk, Jacksonville and Savannah) benefiting from the overspill from the west coast ports.	$357	•	o	•	o

Five Arrows Realty Securities IV — Makes entity level investments in operating company platforms that utilize value-added strategies. The fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company.	$445	•	•	•	•

Guardian Realty Fund II — Acquires Class B/B+ commercial office buildings within the Washington D.C. metropolitan area. The fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.	$114	•	•	•	o

Harrison Street Real Estate Partners I — An opportunistic allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise. Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.	$209	•	•	•	o

Keystone Property Fund II — Acquires underperforming Class C/D properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings. The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.	$150	•	•	•	o

Legacy Partners Realty Fund I — Invests in office properties in western markets, primarily Southern California, the San Francisco Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the Lincoln Property Company.	$331	•	o	•	o

Manager Highlights

	Target Fund Size	Strategy		Investment Type
	($ millions)	Value Added	Opportunistic	Equity	Debt
Legacy Partners Realty Fund II —This is the second in a series of office property funds sponsored by Legacy. The strategy for fund II is equivalent to fund I, as described above.	$457	•	•	•	o

Legg Mason Real Estate Capital II — Makes short-term loans to real estate operators that seek significant improvements to their properties’ performance as a result of capital improvements, re-leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the West, Southwest, Southeast and Mid-Atlantic markets.	$400	•	o	o	•

Parmenter Realty Fund III — A Miami-based real estate investment company with a history of successful value-add investing in office buildings across the southeast and southwestern regions of the U.S. The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.	$246	•	o	•	o

RREEF America REIT III — An open-ended fund that makes equity investments in value added real estate ventures nationwide. The fund’s activities include direct acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.	$1,500	•	o	•	o

Thor Urban Property Fund II — A value-added and opportunistic operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the U.S. including Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles, Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor’s investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor’s knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban locations.
	$675	•	•	•	o

Transwestern Mezzanine Realty Partners II — Utilizes the network of Transwestern to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis.	$300	•	o	o	•

Urban American Real Estate Fund II — Urban American focuses on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong reputation in local communities for improving the quality of available housing.
	$375	•	o	•	o

Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
To the Directors and Shareholders of
Madison Harbor Balanced Strategies, Inc.
We have audited the accompanying consolidated statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the “Fund”), including the consolidated schedule of investments, as of March 31, 2011, and the related consolidated statements of operations and cash flow for the year then ended, and the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The consolidated financial highlights for each of the years in the two-year period ended March 31, 2008, were audited by other auditors whose report dated June 16, 2008 expressed an unqualified opinion on such consolidated financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2011, and the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year and three-year periods then ended, respectively, in conformity with accounting principles generally accepted in the United States of America.
New York, New York
May 26, 2011

Madison Harbor Balanced Strategies, Inc.
Consolidated Statement of Assets and Liabilities
March 31, 2011

Assets
Investments at fair value (cost $40,094,951)	$27,177,166
Cash and cash equivalents	28,806
Accrued interest receivable	7,659
Prepaid expenses and other assets	32,584

Total Assets	27,246,215

Liabilities
Accrued expenses and other liabilities	289,600
Management fees payable	69,947

Total Liabilities	359,547

Net Assets	$26,886,668

Net Assets

Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 41,000 shares issued and outstanding) and Paid-in capital.	$41,025,911
Distributions in excess of net investment income	(1,186,744)
Accumulated net realized loss on investments	(34,714)
Accumulated net unrealized depreciation on investments	(12,917,785)

Net Assets	$26,886,668

Net Asset Value Per Share	$655.77

See accompanying notes to consolidated financial statements.

Madison Harbor Balanced Strategies, Inc.
Consolidated Schedule of Investments
March 31, 2011

	Commitment or
	Principal	Unfunded		% of Net
Description	Amount	Commitment	Value	Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Harrison Street Real Estate Partners I, LP	$5,277,700	$383,571	$4,261,820	15.85%
Urban American Real Estate Fund II, LP	5,000,000	—	4,170,680	15.51%
Exeter Industrial Value Fund, LP	5,000,000	750,000	3,357,013	12.48%
Parmenter Realty Fund III, LP	2,500,000	134,230	1,841,736	6.85%
Five Arrows Realty Securities IV, LP	2,000,000	—	1,821,108	6.77%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	462,527	1,416,293	5.27%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	1,408,661	5.24%
Guardian Realty Fund II, LLC	1,500,000	263,736	1,106,666	4.12%
Thor Urban Property Fund II, Inc	5,000,000	3,105,920	1,093,717	4.07%
Legacy Partners Realty Fund I, LLC	2,000,000	—	906,509	3.37%
RREEF America REIT III, Inc. (2)	1,500,000	—	297,266	1.11%
Keystone Property Fund II, LP	2,500,000	—	296,983	1.10%
Transwestern Mezzanine Realty Partners II, LLC	1,478,000	—	294,918	1.10%
Legacy Partners Realty Fund II, LLC	2,800,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $35,209,773)	$42,455,700	$5,099,984	22,273,370	82.84%

Fixed Income Securities
FHLMC Series 3149, Class PC, Dated 05/01/06, 6.0%, Due 10/15/31	$378,301	—	386,738	1.44%
FHLMC Series 2597, Class AB, Dated 04/01/03, 5.0%, Due 03/15/32	59,734	—	61,321	0.23%
FHLMC Series 3145, Class KC, Dated 04/01/06, 5.0%, Due 07/15/30	50,000	—	52,671	0.20%
FHLMC Series 2495, Class LL, Dated 09/01/02, 5.5%, Due 09/15/32	38,000	—	41,030	0.15%
FHLMC Series 2751, Class BD, Dated 02/01/04, 4.0%, Due 10/15/18	32,306	—	33,631	0.13%
FHLMC Series 2378, Class BD, Dated 11/01/01, 5.5%, Due 11/15/31	28,560	—	30,621	0.11%
FHLMC Series 2937, Class VC, Dated 02/01/05, 5.0%, Due 06/15/14	27,778	—	29,299	0.11%
FHLMC Series 2931, Class DC, Dated 02/01/05, 4.0%, Due 06/15/18	25,000	—	26,157	0.10%
FHLMC Series 2778, Class BQ, Dated 04/01/04, 5.0%, Due 09/15/31	25,000	—	26,131	0.10%
FHLMC Series 2986, Class PE, Dated 06/01/05, 5.5%, Due 10/15/33	24,000	—	25,886	0.10%
FHLMC Series 2864, Class NA, Dated 09/01/04, 5.5%, Due 01/15/31	19,800	—	20,856	0.08%
FHLMC Series 2720, Class PC, Dated 12/01/03, 5.0%, Due 12/15/23	19,305	—	20,586	0.08%
FHLMC Series 2544, Class DK, Dated 12/01/02, 5.5%, Due 04/15/32	19,000	—	19,649	0.07%
FHLMC Series 2735, Class PG, Dated 01/01/04, 5.5%, Due 09/15/32	17,962	—	18,862	0.07%
FHLMC Series 2994, Class ND, Dated 06/01/05, 5.0%, Due 11/15/32	17,322	—	18,096	0.07%
FHLMC Series 2870, Class AE, Dated 10/01/04, 4.5%, Due 10/15/19	17,315	—	17,612	0.07%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	15,594	—	15,913	0.06%
FHLMC Series 2522, Class AH, Dated 11/01/02, 5.25%, Due 02/15/32	14,724	—	15,318	0.06%

Madison Harbor Balanced Strategies, Inc.
Consolidated Schedule of Investments (continued)
March 31, 2011

	Commitment or
	Principal	Unfunded		% of Net
Description	Amount	Commitment	Value	Assets
Fixed Income Securities (continued)
FHLMC Series 2828, Class JK, Dated 07/01/04, 4.5%, Due 07/15/19	$14,748	—	$15,061	0.06%
FHLMC Series 3209, Class TB, Dated 08/01/06, 5.0%, Due 06/15/31	11,914	—	12,064	0.04%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	9,095	—	9,774	0.04%
FHLMC Series 2932, Class AP, Dated 02/01/05, 5.0%, Due 01/15/31	8,776	—	8,865	0.03%
FHLMC Series 1628, Class LZ, Dated 12/01/93, 6.5%, Due 12/15/23	7,925	—	8,668	0.03%
FHLMC Series 2687, Class MQ, Dated 10/01/03, 4.5%, Due 10/15/18	7,904	—	8,005	0.03%
FNMA Series 2003-71, Class HC, Dated 07/01/03, 3.5%, Due 08/25/33	271,120	—	280,467	1.04%
FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.0%, Due 07/25/34	215,316	—	223,131	0.83%
FNMA Series 2003-66, Class MB, Dated 06/01/03, 3.5%, Due 05/25/23	212,203	—	218,576	0.81%
FNMA Series 2007-82, Class B, Dated 07/01/07, 5.0%, Due 11/25/33	102,581	—	108,169	0.40%
FNMA Series 1993-178, Class PK, Dated 09/01/93, 6.5%, Due 09/25/23	62,942	—	69,088	0.26%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	54,000	—	57,929	0.22%
FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.5%, Due 07/25/35	49,529	—	54,137	0.20%
FNMA Series 2007-77, Class TC, Dated 07/01/07, 5.5%, Due 09/25/34	45,000	—	48,522	0.18%
FNMA Series 2003-109, Class CB, Dated 10/01/03, 4.0%, Due 11/25/18	43,000	—	45,315	0.17%
FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.5%, Due 05/25/37	40,178	—	43,853	0.16%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	36,613	—	39,264	0.15%
FNMA Series 2003-22, Class KL, Dated 03/01/03, 5.5%, Due 09/25/32	30,000	—	32,475	0.12%
FNMA Series 2003-37, Class QD, Dated 04/01/03, 5.0%, Due 05/25/32	28,505	—	29,979	0.11%
FNMA Series 1998-66, Class B, Dated 11/01/98, 6.5%, Due 12/25/28	25,365	—	29,380	0.11%
FNMA Series 2004-37, Class GC, Dated 05/01/04, 5.25%, Due 08/25/31	26,048	—	26,574	0.10%
FNMA Series 2003-46, Class DA, Dated 05/01/03, 5.0%, Due 04/25/32	16,898	—	17,761	0.07%
FNMA Series 1990-108, Class G, Dated 09/01/90, 7.0%, Due 09/25/20	15,971	—	17,612	0.07%
FNMA Series 2010-9, Class KA, Dated 01/01/10, 3.0%, Due 01/25/40	15,592	—	15,807	0.06%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	14,123	—	14,580	0.05%
FNMA Series 2004-91, Class A, Dated 11/01/04, 5.0%, Due 11/25/32	11,610	—	12,091	0.04%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	3,311	—	3,475	0.01%
GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.5%, Due 09/20/33	229,000	—	245,838	0.91%
GNMA Series 2009-57, Class NG, Dated 07/01/09, 3.5%, Due 05/16/39	224,188	—	232,385	0.86%
GNMA Series 2008-87, Class BG, Dated 10/01/08, 5.5%, Due 04/20/36	227,083	—	230,894	0.86%
GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.5%, Due 03/20/34	218,866	—	225,740	0.84%
GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.5%, Due 02/20/37	141,199	—	147,235	0.55%
GNMA Series 2008-1, Class ET, Dated 01/01/08, 5.5%, Due 11/20/36	75,000	—	79,802	0.30%
GNMA Series 2008-34, Class PC, Dated 04/01/08, 4.0%, Due 09/20/37	72,583	—	75,392	0.28%
GNMA Series 2010-130, Class CB, Dated 10/01/10, 3.5%, Due 10/16/40	76,889	—	75,172	0.28%

Madison Harbor Balanced Strategies, Inc.
Consolidated Schedule of Investments
March 31, 2011

	Commitment or
	Principal	Unfunded		% of Net
Description	Amount	Commitment	Value	Assets
Fixed Income Securities (continued)
GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.5%, Due 03/20/33	$72,000	—	$74,613	0.28%
GNMA Series 2006-1, Class LA, Dated 01/01/06, 5.0%, Due 06/20/35	66,042	—	70,459	0.26%
GNMA Series 2005-56, Class DB, Dated 07/01/05, 5.0%, Due 08/20/33	66,000	—	70,041	0.26%
GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.0%, Due 05/20/32	55,000	—	57,808	0.22%
GNMA Series 2003-7, Class VT, Dated 01/01/03, 6.0%, Due 12/20/22	47,116	—	48,043	0.18%
GNMA Series 2007-49, Class CD, Dated 08/01/07, 5.5%, Due 11/20/32	45,000	—	48,036	0.18%
GNMA Series 2005-13, Class BD, Dated 02/01/05, 5.0%, Due 02/20/34	45,000	—	46,269	0.17%
GNMA Series 2005-48, Class AH, Dated 06/01/05, 6.0%, Due 03/20/32	40,000	—	43,274	0.16%
GNMA Series 2005-26, Class BS, Dated 03/01/05, 5.5%, Due 03/20/32	38,715	—	41,537	0.15%
GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.0%, Due 08/16/33	36,392	—	38,150	0.14%
GNMA Series 2005-92, Class EC, Dated 12/01/05, 5.5%, Due 03/20/34	33,000	—	35,657	0.13%
GNMA Series 2004-72, Class BA, Dated 09/01/04, 5.5%, Due 02/20/33	28,000	—	30,189	0.11%
GNMA Series 2008-65, Class PD, Dated 08/01/08, 5.75%, Due 09/20/37	25,000	—	27,258	0.10%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	25,000	—	26,825	0.10%
GNMA Series 2008-84, Class JA, Dated 10/01/08, 5.5%, Due 09/20/38	25,881	—	25,971	0.10%
GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.0%, Due 05/20/32	23,929	—	24,952	0.09%
GNMA Series 2005-7, Class BA, Dated 02/01/05, 4.5%, Due 07/20/32	22,000	—	22,977	0.09%
GNMA Series 2004-42, Class AG, Dated 06/01/04, 6.0%, Due 03/20/32	20,648	—	22,196	0.08%
GNMA Series 2003-66, Class HC, Dated 08/01/03, 5.5%, Due 09/20/32	20,921	—	22,085	0.08%
GNMA Series 2003-62, Class KL, Dated 07/01/03, 4.25%, Due 06/20/33	18,962	—	19,994	0.07%
GNMA Series 2006-41, Class DB, Dated 08/01/06, 5.5%, Due 11/16/31	16,500	—	17,300	0.06%
GNMA Series 2003-46, Class TA, Dated 06/01/03, 5.5%, Due 03/20/33	11,000	—	11,315	0.04%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	9,390	—	9,877	0.04%
GNMA Series 2003-18, Class KA, Dated 03/01/03, 5.0%, Due 07/20/31	654	—	661	0.00%
GNMA, Dated 10/01/08, 6.0%, Due 10/15/23	154,976	—	167,786	0.62%
GNMA, Dated 10/01/99, 7.0%, Due 10/15/14	16,881	—	18,023	0.07%
Western Asset Money Market Fund	259,043	—	259,043	0.96%

Total Fixed Income Securities (cost $4,885,178)	$4,697,826		4,903,796	18.24%

Total Investments at Fair Value (cost $40,094,951)			$27,177,166	101.08%

See accompanying notes to consolidated financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.

(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Madison Harbor Balanced Strategies, Inc.
Consolidated Statement of Operations
For the Year ended March 31, 2011

Investment Income
Interest	$347,390
Underlying Funds	42,750

Total investment income	390,140

Expenses
Management fees	464,340
Professional fees	184,500
Administration fees	172,000
Board of Directors’ fees	41,500
Compliance	42,996
Printing	24,864
Insurance	46,797
Other expenses	34,102

Total operating expenses before reimbursement from Adviser	1,011,099
Reimbursement from Adviser	(207,200)

Net operating expenses	803,899

Net investment loss	(413,759)
Net realized loss on investments	(177,987)
Net change in unrealized net depreciation on investments	1,476,874

Net increase in net assets resulting from operations	$885,128

See accompanying notes to consolidated financial statements.

Madison Harbor Balanced Strategies, Inc.
Consolidated Statement of Changes in Net Assets

	For the Years Ended March 31,
	2011	2010
Increase (Decrease) in Net Assets
Resulting from Operations:
Net investment loss	$(413,759)	$(228,494)
Net realized loss on investments	(177,987)	(88,526)
Net change in unrealized net depreciation on investments	1,476,874	(6,965,720)

Net increase (decrease) in net assets resulting from operations	885,128	(7,282,740)

Capital Share Transactions:
Capital redemptions	—	(33,054)

Net decrease in net assets resulting from capital share transactions	—	(33,054)

Net increase (decrease) in net assets	885,128	(7,315,794)
Net Assets, beginning of year	26,001,540	33,317,334

Net Assets, end of year	$26,886,668	$26,001,540

See accompanying notes to consolidated financial statements.

Madison Harbor Balanced Strategies, Inc.
Consolidated Statement of Cash Flows
For the Year ended March 31, 2011

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$885,128
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	177,987
Net change in unrealized net depreciation on investments	(1,476,874)
Increase/decrease in operating assets and liabilities Purchases of investments owned	(8,491,813)
Proceeds from disposition of investments owned	8,898,114
Accrued interest receivable	12,324
Prepaid expenses and other assets	1,613
Management fees payable	9,936
Accrued expenses and other liabilities	2,118

Net cash provided by operating activities	18,533

Net increase in cash and cash equivalents	18,533

Cash and cash equivalents at:
Beginning of year	10,273

End of year	$28,806

See accompanying notes to consolidated financial statements.

Madison Harbor Balanced Strategies, Inc.
Consolidated Financial Highlights

	For the Years ended March 31,
	2011	2010	2009	2008	2007
Per share data (for a share outstanding throughout the year) [1]:
Net asset value, beginning of year	$634.18	$811.63	$1,019.00	$1,012.27	$988.40
Net investment income (loss)	(10.09)	(5.57)	(5.52)	8.31	17.34
Net realized gain (loss) on investments	(4.34)	(2.16)	2.90	3.65	(1.05)
Net change in unrealized appreciation (depreciation) on investments	36.02	(169.72)	(202.75)	3.27	36.10

Total from operations	21.59	(177.45)	(205.37)	15.23	52.39

Distributions to shareholders from net investment income	—	—	—	(4.80)	(18.70)
Return of capital distributions to shareholders	—	—	(2.00)	(3.70)	(9.82)

Total distributions to shareholders	—	—	(2.00)	(8.50)	(28.52)

Net asset value, end of year	$655.77	$634.18	$811.63	$1,019.00	$1,012.27

Total return[2]	3.40%	(21.86)%	(20.15)%	1.51%	5.36%

Net assets, end of year	$26,886,668	$26,001,540	$33,317,334	$41,865,728	$41,710,384

Ratios to average net assets[3]:
Expenses, including expense reimbursement	2.95%	2.88%	2.87%	2.59%	2.46%
Expenses, excluding expense reimbursement	3.71%	3.65%	3.62%	3.14%	2.88%
Net investment income (loss)	(1.52)%	(0.77)%	(0.58)%	0.82%	1.74%
Portfolio turnover rate	31.18%	58.14%	46.57%	53.83%	25.92%
See accompanying notes to consolidated financial statements.

[1]	Per share calculations are based on average shares outstanding during the year.

[2]	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments.

Madison Harbor Balanced Strategies, Inc.
Notes to Consolidated Financial Statements
March 31, 2011
(1) Organization
Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. (“AINA”), an Iowa corporation, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007 and the duration of the Fund is anticipated to be ten years from the Final Closing.
On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund’s qualification under the REIT rules if such assets were held directly. As of March 31, 2011, the Fund’s investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP were made through MHBS-TRS.
(2) Summary of Significant Accounting Policies
(a) Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
(b) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements.

The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.
(c) Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.
(d) Valuation
FAIR VALUE MEASUREMENT—DEFINITION AND HIERARCHY
The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:
     • Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.
Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.
     • Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.
     • Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.
The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.
Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.
U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.
Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.
Fair value is determined in good faith by the Board based upon relevant available information including the reported net asset value per share of the Underlying Funds, valuations provided by the boards or managers of the Underlying Funds, other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate, and adjustments to the reported net asset value of the Underlying Funds, if any, as determined by the Board based on the other information obtained. The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.
(e) Income and Expense Recognition
Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.
The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance, travel expenses incurred on the Fund’s behalf, and organizational and offering costs of the Fund.
In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it has been in the current market environment, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.
The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund’s taxable REIT subsidiary and extraordinary items, for the year ended March 31, 2011, amounted to $480,981 and the Expense Reimbursement for such period amounted to $207,200.
(f) Income Taxes
The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.
As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.
For the tax year ended December 31, 2010, MHBS-TRS incurred a net operating loss (“NOL”) for federal income tax purposes of approximately $493,000 which is available for carry forward through 2030. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $545,000 mainly relates to unrealized losses which are recognized for financial statement purposes but not for tax purposes. As of December 31, 2010, the cumulative NOL is approximately $1,900,000 which expires through 2030. For the tax years ended December 31, 2010, 2009, 2008, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (2007 and later) and has concluded that as of March 31, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.
(g) Distributions to Shareholders
Distributions to shareholders are recorded on the declaration date.
(h) Cash and Cash Equivalents
The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.
The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.
(i) Recent Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends Accounting Standards Codification Topic ASC 820 (“ASC 820”), Fair Value, to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The adoption of this statement did not, and is not expected to, have a material impact on the Fund’s financial statements.
(3) Capital Share Transactions
As of March 31, 2011, 300,000 shares of $0.0001 par value common stock were authorized.
Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the years ended March 31, 2011 and 2010, but did, at the discretion of the Board, make a repurchase of 50 shares for $33,054 during the year ended March 31, 2010, from the estate of a deceased shareholder.
The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.
As of March 31, 2011, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.
(4) Investments
As of March 31, 2011, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of March 31, 2011, the unfunded commitment to Underlying Funds was $5,099,984.
Cost of investments in, and distributions received from, Underlying Funds, for the year ended March 31, 2011, amounted to $6,521,638 and $1,605,405, respectively. Distributions received from Underlying Funds included recallable return of capital of $779,915 and non-recallable return of capital of $782,740. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $1,970,175 and $7,292,709, respectively, for the year ended March 31, 2011. At March 31, 2011, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2011, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($12,936,403) and net unrealized appreciation (depreciation) on fixed-income securities was $18,618.
FAIR VALUE MEASUREMENTS
The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of March 31, 2011:
Assets Measured at Fair Value on a Recurring Basis as of March 31, 2011

	Quoted Prices in
	Active Markets	Significant Other	Significant Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs	Balance as of
	(Level 1)	(Level 2)	(Level 3)	March 31, 2011
Fixed Income Securities:
Money Market Fund	$259,043	$—	$—	$259,043
U.S. Agency Securities	—	4,644,753	—	4,644,753
Private Equity Real Estate Funds	—	—	22,273,370	22,273,370

Total	$259,043	$4,644,753	$22,273,370	$27,177,166

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for the Year ended March 31, 2011

				Total Realized	Purchase,
			Unrealized	and Unrealized	Sales, Other
	Beginning	Realized Gains	Gains	Gains	Settlements and	Ending
	Balance	(Losses)[1]	(Losses)[1]	(Losses)[1]	Issuances, Net[2]	Balance

Private Equity Real
Estate Funds	$15,841,374	$—	$1,473,012	$1,473,012	$4,958,984	$22,273,370

[1]	Realized and unrealized gains(losses) are included in net realized gains(losses) on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

[2]	Excludes $42,750 of investment income included in the consolidated statement of operations.
The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at March 31, 2011, is $1,473,012.
There were no transfers between Level 1 and Level 2 assets and liabilities during the year ended March 31, 2011. For the year ended March 31, 2011, there have been no significant changes to the Fund’s fair valuation methodologies.
(5) Investment Advisory Fees
Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”).
(6) Administration Agreement
SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2011, the Fund incurred Administration fees of $172,000.
(7) Distributions to Shareholders
For the years ended March 31, 2011 and 2010, the Fund had no distributable earnings and declared no distributions.
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.
For the years ended March 31, 2011 and 2010, the Fund had no distributable earnings.
(8) Subsequent Events
Subsequent to March 31, 2011, the following capital calls were funded:

Underlying Fund	Amount	Date
Guardian Realty Fund II LLC	$52,747	April 4, 2011
Exeter Industrial Value Fund, L.P.	400,000	April 14, 2011

Primary Strategies Implemented by Underlying Funds

	Barrow III	Exeter Industrial	Five Arrows IV	Guardian II	Harrison Street	Keystone II	Legacy I	Legacy II	Legg Mason II	Parmenter III	RREEF III	Thor Urban II	Transwestern II	Urban American II
Investment Strategy
Core Plus				✓
Value-Add	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Opportunistic	✓				✓	✓						✓
Mezzanine									✓				✓
Footprint
Regional		✓		✓		✓	✓	✓		✓				✓
National	✓		✓		✓				✓		✓	✓	✓
Property Types
Office	✓		✓	✓		✓	✓	✓	✓	✓	✓		✓
Retail			✓								✓	✓	✓
Multi-Family	✓								✓		✓		✓	✓
Industrial		✓	✓			✓		✓	✓		✓
Hotel/Resort	✓		✓						✓				✓
Research & Development							✓	✓
Land											✓
Specialty			✓		✓				✓		✓
Contribution to Value
Operator / Active Management		✓		✓		✓	✓	✓		✓	✓	✓		✓
Allocator of Capital	✓		✓		✓						✓
Lender									✓				✓
Aggressive Leasing		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Minor Cosmetic Upgrades		✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Redevelopment	✓	✓			✓	✓	✓	✓		✓	✓	✓
Development	✓	✓			✓			✓				✓
Operating Company Investing			✓
For-Sale Strategies	✓												✓
External Opportunity Drivers
Industry Consolidation				✓			✓	✓
Market Timing		✓					✓	✓		✓		✓
Replacement Costs	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓		✓
Inadequate Capitalization	✓	✓	✓		✓				✓			✓	✓	✓
Asset Level Distress	✓	✓				✓	✓	✓		✓	✓	✓		✓
Market Level Distress							✓	✓			✓

Private Equity Funds and the J-Curve
The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations—as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund’s life. This phenomenon, known as the “J-Curve”, is typical of private equity investing.
In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.
In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to “turn the corner” and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.
J-Curve Phenomenon—Hypothetical Illustration

Management Team and Independent Directors1
Senior Management Team
Edward M. Casal, 53, President, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.
Russell H. Bates, 44, Executive Vice President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.
Independent Directors of the Fund
Cydney C. Donnell, 51, is an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell serves on the Valuation, Audit and Nominating & Compensation Committees of the Fund.
Stanley R. Perla, CPA, 67, is the Managing Partner at Cornerstone Accounting Group LLP. He was previously Vice President and Director of Internal Audit at Vornado Realty Trust, and a real estate audit partner with Ernst & Young, where he served as National Director of Real Estate Accounting as well as on Ernst & Young‘s National Accounting and Audit Committee. Mr. Perla is a Director and Chair of the Audit Committee at American Mortgage Acceptance Company. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.
Leland R. Speed, 78, serves as Chairman of the Board of Directors of two New York Stock Exchange listed real estate investment trusts: Parkway Properties, Inc. and EastGroup Properties, Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]	All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Madison Harbor Balanced Strategies, Inc.
The Seagram Building
375 Park Avenue, 21st Floor
New York, NY 10152
For more information,
please call 212.380.5500
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2010 and the Registrant’s fiscal year ended March 31, 2011, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is Stanley Perla, who is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for professional services rendered by Eisner LLP (“Eisner”), the Registrant’s independent registered public accounting firm for the fiscal years ended March 31, 2011 and 2010 for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2011 and 2010 were $82,000 and $82,500, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by Eisner that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2011 and 2010 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services by Eisner for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2011 and 2010 were $57,500 and $84,531, respectively.

(d)	All Other Fees: No such fees were billed to the Registrant by Eisner in the fiscal years ended March 31, 2011 and 2010.
(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2011	Fiscal Year 2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f)	Not applicable. The percentage of hours expended on Eisner’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributed to work performed by persons other than Eisner’s full-time, permanent employees was not greater than 50 percent.

(g)	The aggregate non-audit fees and services billed by Eisner for the fiscal years ended March 31, 2011 and March 31, 2010 were $0 and $0, respectively.

(h)	Not applicable. No non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Item 5. Audit Committee of Listed Registrants.
Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments.
A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Aviva Investors North America, Inc. (“AINA” or the “Adviser”). However, since the Registrant’s strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser (“Proxy Voting Polices”) are as follows:
Aviva Investors North America, Inc.
Proxy Voting Policies and Procedures
Policy
AINA is responsible for exercising voting authority over client portfolio securities consistent with the client’s best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios; e.g., in the instance of restructuring debt resulting in the issuance of equity. AINA’s policy and practice is to receive and vote client proxies, disclose and mitigate conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of proxies and maintain appropriate records.

Background
SEC-registered investment advisers who exercise voting authority over client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser‘s proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
The Trading Officer has the responsibility for the implementation and adherence to the policy.
Cross Border Mandates
Participating Affiliates shall comply with this policy with respect to US clients. PA Compliance shall provide certifications of their compliance upon request of the CCO.
Procedures
General Handling of Proxy Materials — Proxy materials should be directed to the investment area responsible for managing accounts holding the security; e.g., proxies for registered fixed income securities should be directed to Fixed Income Management, proxies for unregistered securities should be directed to Private Fixed Income Management, proxies for high yield securities should be directed to High Yield Management, proxies for money market funds should be directed to Treasury Management / Business Planning. Employees should promptly forward all proxy materials received to the appropriate investment area.
Disclosures — AINA will include a concise summary of its proxy voting process in its Form ADV, Part 2 (known as the Client Brochure effective 3/31/11) explaining how clients may obtain information about how their proxies were voted and how to obtain a copy of the policy.
Client Requests for Information — Client requests for the policy should be forwarded to the CCO; client requests for information about how AINA voted their proxies should be forwarded to the Client Relationship Manager. The CCO or Client Relationship Manager (or designee), as appropriate, is responsible for responding to such requests in writing and providing the policy or requested information.
Third-Party Proxy Services — AINA may retain a third-party service provider to provide proxy recommendations or guidelines, to cast votes, to respond to client requests for the policy or voting information, and to keep and maintain records required under the policy.
Voting Procedures and Guidelines
Portfolio managers within each responsible investment area are to vote (or to refrain from voting) proxies for accounts they manage in a manner consistent with the policy, the accounts’ investment management agreements, and any written instructions from the clients.
Portfolio managers are to notify the CCO of his or her votes, contrary to AINA’s general guidelines, votes on non-routine matters and instances where the portfolio manager refrains from voting.
Absent special circumstances or client instructions, AINA typically votes proxies according to the following general guidelines:
- we consider the opinion of management on the issues to be voted;

- we evaluate the effects of our vote on management, on shareholder value, and on the issuer’s business and business practices;
- we vote with management on routine corporate housekeeping proposals, such as election of directors and selection of auditors; and
- we vote against proposals that entrench management or board members, diminish shareholder rights, reduce the proportionate share of current shareholdings, or result in unequal voting rights.
The following matters will be evaluated on a case-by-case basis, and AINA will vote on these matters in the best economic interests of its clients: preemptive rights offerings; staggered boards (where they do not exist already); new classes of shares having different voting rights; “poison pills”;
and “golden parachutes.”
AINA may refrain from voting client proxies when: the securities are no longer held in the account; the voting materials are not received in sufficient time to allow proper analysis or an informed vote by the voting deadline; it determines the cost of voting will likely exceed the expected potential benefit to the accounts; the securities have been loaned pursuant to the account’s securities lending arrangement and are unavailable to vote; or the securities are of a de minimus amount (as determined by the Proxy Committee).
Each portfolio manager must notify the CCO by email or in writing of the manager’s intention to vote a proxy contrary to AINA’s general guidelines or not to vote a proxy, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the portfolio manager how to proceed.
Conflicts of Interest
Each portfolio manager is responsible for identifying, prior to each proxy vote, material, actual or potential conflicts between the interests of AINA, its affiliates, or employees and the interests of the accounts for which the manager will vote, including conflicts arising from:
-Existing or prospective client or other relationships involving the issuer or the executive officers of the issuer;
-A significant business, personal, or financial interest of the designated portfolio manager in the outcome of the vote;
-Undue influence upon the designated portfolio manager, whether exerted by an internal or external party (such as agents of the issuer).
Any portfolio manager or other employees with any concern or doubt about whether a conflict (or potential conflict) of interest exists with respect to any proxy solicitation must inform the CCO promptly before taking action or voting the proxy.
If a material actual or potential conflict of interest is identified with respect to a proxy vote, the designated portfolio managers responsible for voting on behalf of accounts affected by the conflict must each notify the CCO by email of the details of the conflict, and must not vote or take other action until instructed by the CCO. The CCO may resolve the matter or may convene the Proxy Committee to instruct the designated portfolio managers how to proceed. The CCO will report conflict resolution to the Operational Risk Committee.
Proxy Committee
AINA has established the Proxy Committee to determine how to resolve matters referred to it by the CCO and to assist with review of the policy and operation of these procedures.
-The Proxy Committee is comprised of the following members: Chief Compliance Officer or designee, the Trading Officer, the senior officer of each of the responsible investment areas or designees (Note: only the senior officer or designee of the responsible investment areas affected by a conflict must participate in any meeting), the Vice President of Operations or designee, and any other person identified by the CCO with respect to any particular matter.
-The Proxy Committee may act upon the majority decision (but not less than two) of the members participating in any meeting (which may be held by telephone, email, or other means that the Committee deems appropriate). Any member may schedule a meeting of the Proxy Committee upon notice to the other members.
-At least annually, the CCO will convene a meeting of the Proxy Committee to review the firm’s proxy voting activities, the adequacy and effectiveness of the policy, and any recommendations for changes. The CCO or Proxy Committee may amend the policy at any time, subject to AINA’s obligation to act in its clients’ best interests.
Recordkeeping
Trade Operations will retain records in accordance with the SEC’s five-year retention requirement including: the policy and any amendments, proxy materials (provided, AINA may rely on records maintained through EDGAR); a record of each vote that AINA casts (and any decisions to refrain from voting); any document created that was material to making a decision how to vote or that memorializes that decision; records reflecting the resolution of conflicts of interest; and client requests for the policy or proxy voting information, and the firm’s responses.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Pursuant to an investment advisory agreement, dated April 28, 2008, AINA serves as the investment adviser to the Registrant. Madison Harbor Capital Management, LLC (“MHCM”) had previously served as the Registrant’s investment adviser from its inception on January 28, 2005. On April 9, 2008, AINA acquired the assets of Madison Harbor Capital, LLC, (“Madison Harbor”) the parent company of MHCM. On April 28, 2008, at an in-person meeting, the Registrant’s Board, including a majority of the directors who were not interested persons of the Registrant as defined under the Investment Company Act of 1940, approved a new investment advisory agreement with AINA (the “New Advisory Agreement”) that contained substantially the same terms and conditions as the prior agreement with MHCM, subject to shareholder approval. The Registrant held a special meeting of shareholders on November 25, 2008, during which the New Advisory Agreement was approved.
In accordance with the terms of the New Advisory Agreement, AINA, through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.
Edward M. Casal, Chairman, President, Chief Executive Officer, and Chief Investment Officer of the Registrant, 53, is Chief Investment Officer of the Global Real Estate Multi-Manager Group of Aviva Investors (“Aviva”), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.
Mr. Casal was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991, Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm’s real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001, Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm’s real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.
Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.
Russell H. Bates, Executive Vice President and Secretary of the Registrant, 44, is a Portfolio Manager of the Global Real Estate Multi-Manager Group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has over 15 years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.
Mr. Bates was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.
Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.
Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.
***
Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal	$10,001 - $50,000
Russell H. Bates	$10,001 - $50,000
Employees of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and bonus, which is reviewed annually by the executive committee of Aviva Investors.
The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant

	Registered Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts_
	# of Accounts	Assets$(000)	# of Accounts	Assets$(000)	# of Accounts	Assets$(000)
Edward M. Casal	0	$—	0	$—	0	$—
Russell H. Bates	0	$—	0	$72,000	0	$—
Conflicts of Interest
The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant’s investors.
Allocation of Management Time and Services
The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant’s affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant’s business.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable. Neither the Registrant nor any “affiliated purchasers”, as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are filed herewith.
(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

/s/ Edward M. Casal Edward M. Casal
Chief Executive Officer
Date: June 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Edward M. Casal Edward M. Casal
Chief Executive Officer
Date: June 7, 2011

/s/ Michael Fortier Michael Fortier
Chief Financial Officer
Date: June 7, 2011